                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                   ----------------------------------------

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: September 21, 1998
                      ----------------------------------

                       MEDIALINK WORLDWIDE INCORPORATED
                       --------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                           (State of Incorporation)

                                    0-21989
                                    -------
                           (Commission File Number)

                                  52-1481284
                                  ----------
                     (IRS Employer Identification Number)

                  708 Third Avenue, New York, New York 10017
                  ------------------------------------------
                   (Address of principal executive offices)

                                 212-682-8300
                                 ------------
             (Registrant's Telephone Number, Including Area Code)

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------
                  (a)      Financial Statements of Business Acquired.

                           1.       Report of Independent Auditors

                           2.       Balance Sheet as of March 31, 1998.

                           3. Statement of Income for the Year Ended March 31, 1998.

                           4. Statement of Changes in Shareholders' Equity for the Year Ended March 31, 1998.

                           5. Statement of Cash Flows for the Year Ended March 31, 1998.

                           6.       Notes to Financial Statements.

                  (b)      Pro Forma Financial Information.

                           1. Unaudited Condensed Combined Pro Forma Balance Sheet as of June 30, 1998.

                           2. Unaudited Condensed Combined Pro Forma Statement of Operations for the Year Ended December 31, 1997.

                           3. Unaudited Condensed Combined Pro Forma Statement of Operations for the Six Months Ended June 30, 1998.

                  (c)      Exhibits.

                    --------------    ------------------------------------------
                    Exhibit Number      Description

                    2.1 Share Purchase Agreement by and among Medialink and the Shareholders

                    28.1 Deed of Covenant by and between Medialink and Stuart Maister

                    28.2 Deed of Covenant by and between Medialink and Alan M. Greenberg

                    28.3 Executive Service Agreement by and between Medialink and Stuart Maister

                    28.4 Deed of Tax Covenant by and between Medialink and the Shareholders

The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule to the Agreement upon request.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MEDIALINK WORLDWIDE INCORPORATED

                                     By:/s/ Laurence Moskowitz
                                     Laurence Moskowitz,
                                        President, Chief Executive Officer and
                                        Chairman of the Board
Dated: September 21, 1998

The Board of Directors of
  Tempest TV, Ltd.

                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheet of Tempest TV, Ltd. (t/a The London Bureau) as of March 31, 1998 and the related statements of income, changes in Shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Tempest TV, Ltd. (t/a The London Bureau) as of March 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                               Blinkhorns

July 3, 1998

                                TEMPEST TV, LTD.
                              t/a THE LONDON BUREAU
                                  Balance Sheet
                                 March 31, 1998

          Assets
Current assets:
   Cash                                                      $ 68,314
   Accounts receivable                                        564,365
   Work in process                                              9,041
   Prepaid expenses                                            55,293
   Other current assets                                        50,295
                                                            ----------

   Total current assets                                                     $ 747,308

Property and equipment, net                                                   121,447

                                                                            ---------

                                                                            $ 868,756
                                                                            =========


          Liabilities and shareholders' equity

Current liabilities:
   Accounts payable                                         $ 158,967
   Accrued payroll costs                                       89,019
   Deferred income                                             56,543
   Income taxes payable                                        79,785
   Other current liabilities                                  106,545
                                                            ---------
   Total current liabilities                                                $ 490,858
                                                                            ---------

Shareholders' equity:
   Common shares - Series A, $1.53 par value;
     100,000 shares authorized, 2,000 shares
      issued and outstanding                                    3,051
   Common shares - Series B, $1.53 par value;
      100,000 shares authorized, 105 shares
      issued and outstanding                                      163
   Retained earnings                                          348,479
   Cummulative translation adjustment                          26,204
                                                            ---------
   Total shareholders' equity                                                 377,897

                                                                            ---------
                                                                            $ 868,756
                                                                            =========


The accompanying notes are an integral part of these financial statements

                                TEMPEST TV, LTD.
                              t/a THE LONDON BUREAU
                               Statement of Income
                            Year ended March 31, 1998

Production revenues                                         $1,848,054

Cost of productions                                            505,142
                                                            ----------

Gross profit                                                                $1,342,912

Other (revenue) and expenses:
   Selling, general and administrative                         975,991
   Interest income                                              (6,606)
                                                            ----------

                                                                               969,385
                                                                            ----------

Income before provision for taxes                                            $ 373,527

Provision for taxes                                                             72,505
                                                                            ----------

Net income                                                                   $ 301,022
                                                                            ==========


Basic and diluted net income per share:                                       $ 143.00
                                                                            ==========

Weighted average nuber of shares outstanding                                     2,105
                                                                            ==========



The accompanying notes are an integral part of these financial statements

                                TEMPEST TV, LTD.
                              t/a THE LONDON BUREAU
                             Statement of Cash Flows
                            Year ended March 31, 1998


Net income                                                       $ 301,022

Adjustments to reconcile net income to net cash :
   Depreciation                                   $ 29,258
   Loss on disposal of property                      5,710
Changes in assets and liabilities:                       -
   Accounts receivable                            (258,388)
   Work in process                                  (6,156)
   Prepaid expenses                                (34,271)
   Other current assets                             (6,593)
   Accounts payable                                 85,266
   Accrued payroll costs                            28,886
   Deferred income                                   9,041
   Income taxes payable                              3,280
   Other current liabilities                        64,091
                                                  --------

   Total adjustments                                               (79,876)
                                                                  --------

Cash provided by operating activities                              221,145

Cash used by investing activities:
   Acquisitions of property and equipment                          (91,343)

Cash used by financing activities:
   Payment of dividends                                           (197,791)

Effect of exchange rate adjustments                                  1,943
                                                                  --------

Net decrease  in cash                                              (66,046)

Cash beginning of year                                             134,360
                                                                  --------

Cash, end of year                                                 $ 68,314
                                                                  ========

Supplemental discosures of cash flow information:

   Cash paid during the year for:
      Interest                                                    $      -
      Taxes                                                         75,818

The accompanying notes are an integral part of these financial statements

                                TEMPEST TV, LTD.
                              t/a THE LONDON BUREAU
                  Statement of Changes in Shareholders' Equity
                            Year ended March 31, 1998


                               Series A Common           Series B Common    Cummulative               Total
                              ------------------        ------------------  Translation  Retained  Shareholders'
                              Shares      Amount        Shares      Amount   Adjustment  Earnings     Equity
                              ------------------        ------------------  -----------  --------  -------------
Balance, March 31, 1997       2,000       $3,051          105        $163     $18,267    $245,249    $266,730

Net income                                                                                301,022     301,022

Dividends paid                                                                           (197,791)   (197,791)

Translation adjustment        7,937        7,937
                              ------------------        ------------------  -----------  --------  -------------
Balance, March 31, 1998       2,000       $3,051          105        $163     $26,204    $348,479    $377,897
                              ==================        ==================  ===========  ========  =============


The accompanying notes are an integral part of these financial statements

                                TEMPEST TV, LTD.
                              t/a The London Bureau
                          Notes to Financial Statements
                            Year ended March 31, 1998

1.       Nature of business

Tempest TV, LTD. t/a The London Bureau ("Tempest" or the "Company") is a producer of corporate videos for use by British broadcasters. The Company also provides consulting and media training.

2.       Summary of significant accounting policies

The summary of significant accounting policies is presented to assist the reader in understanding and evaluating the financial statements.

Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year then ended. Actual results could differ from those estimates.

Revenue recognition

Revenue from video productions is recognized at the time the video has been completed and accepted by the client. Recoverable costs associated with productions which are not completed as of the balance sheet date are capitalized and reported as work in process in the financial statements. These costs are charged to expense in the period the related revenue is recognized.

Foreign currency translation

The books and records of the Company are maintained in its functional currency, which is the English pound. All transactions are settled in that currency. The assets and liabilities of the Company have been translated into the reporting currency (U.S. dollars) using current exchange rates. Revenues and expenses have been translated into the reporting currency using the weighted average exchange rate in effect during the year. Translation gains and losses associated with currency conversion have been reported as a separate component of retained earnings within the statement of shareholders' equity.

                                TEMPEST TV, LTD.
                              t/a The London Bureau
                          Notes to Financial Statements
                            Year ended March 31, 1998

2.       Summary of significant accounting policies (Cont.)

Net income per common share

The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"). SFAS established new requirements for computing and presenting earnings per share. The new requirements eliminate primary and fully diluted earnings per share and replace them with basic and diluted net income per share. Basic earnings per share exclude the potential dilutive effect of options or convertible securities. The Company has no outstanding stock options or convertible securities. Therefore, basic earnings per share and diluted earnings per share are identical.

Concentration of credit risk

Tempest conducts all of its operations within the European Union. During the year ended March 31, 1998 55.8% of the Company's production revenue was generated from sales to 6 customers.

Property and equipment

Property and equipment are carried at cost less accumulated depreciation and amortization calculated on a straight-line basis as follows:

Office equipment                    4 years
Furniture and fixtures              4 years
Leasehold improvements              Life of lease

Comprehensive income

In June 1997 SFAS No. 130, "Reporting Comprehensive Income" was released. SFAS 130, effective for fiscal years beginning after December 15, 1997, requires companies to include in their financial statements a statement of comprehensive income and separately display accumulated comprehensive income. The Company believes that the adoption of SFAS 130 will not have a material effect on its financial statements.

                                TEMPEST TV, LTD.
                              t/a The London Bureau
                          Notes to Financial Statements
                            Year ended March 31, 1998

3.       Property and equipment

Property and equipment at March 31, 1998 consists of the following:

Office equipment                                       $   74,467
Furniture and fixtures                                     77,099
Leasehold improvements                                     25,147
                                                      -----------

                                                          176,713

Less:  accumulated depreciation                            55,266
                                                      -----------
                                                        $ 121,447
                                                      ===========
4.       Financial instruments

The carrying amounts of the Company's accounts receivable and accounts payable estimate their fair value.

5.       Related party transactions

Remuneration paid to stockholders during the year ended March 31, 1998 totaled $72,855.

6.       Segment information

Substantially all of the Company's operations are conducted within the United Kingdom.

7.       Income taxes

Provision for income taxes totaling $72,505 represents the statutory U.K. government tax rate of 21% applied to income before taxes. This amount is adjusted to reflect differences between prior year's accruals and actual payments as follows:

Tax at the statutory rate:                               $ 78,443

Prior year adjustment                                      (5,938)
                                                      -----------
                                                         $ 72,505
                                                      ===========

The Company does provide for deferred taxes arising from differences in depreciation amounts reported for income tax purposes. At March 31, 1998 the cumulative effect of these amounts was not material.

                                TEMPEST TV, LTD.
                              t/a The London Bureau
                          Notes to Financial Statements
                            Year ended March 31, 1998

8.       Capital structure

Owners of Series A common shares are entitled to attend and vote at meetings of shareholders and share in dividends and distribution of net capital from sale or dissolution. Owners of Series B shares are equally entitled to the same rights as the owners of Series A shares except that ownership of Series B shares does not include voting rights.

9.       Commitments

The Company leases office and production facilities under a non-cancelable operating lease agreement expiring in December, 2002. The lease terms require rent payments and minimum service charges for common areas. Service payments are indexed to increases in the retail price index published by the government of the United Kingdom. Rent expense for the year ended March 31, 1998 totaled $40,739. Future minimum lease payments under the operating lease, including minimum service payments, are as follows:

Year ended March 31,

         1999                                                $    60,703
         2000                                                     76,054
         2001                                                     79,600
         2002                                                     79,600
         2003                                                     59,700
                                                            ------------
                                                              $  355,657
                                                            ============

10.      Subsequent event

In July 1998 all of the Company's outstanding shares were acquired by Medialink Worldwide Incorporated.

                 MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARY
           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

In July 1998 Medialink Worldwide Incorporated (the "Company") acquired all of the outstanding common shares of Tempest T.V. Limited, d/b/a The London Bureau ("The London Bureau"), (the "Acquisition"). The following unaudited pro forma condensed combined balance sheet combines (1) the balance sheet of the Company as of June 30, 1998 with (2) the balance sheet of The London Bureau as of June 30, 1998 and is presented to give effect to the Acquisition as if it occurred at the end of the period presented. The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 1997 combines
(1) the statement of operations for the Company for the fiscal year ended December 31, 1997 with (2) the statement of operations for The London Bureau for the fiscal year ended March 31, 1998. The following unaudited pro forma condensed combined statement of operations for the six months ended June 30, 1998 combines (1) the statement of operations for the Company for the six months ended June 30, 1998 with (2) the statement of operations for The London Bureau for the six months ended June 30, 1998. The unaudited pro forma condensed combined statements of operations are presented to give effect to the Acquisition as if it occurred at the beginning of the periods presented.

In the opinion of management, all adjustments necessary to present fairly this pro forma information have been made.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company's consolidated financial statements and the notes thereto as of and for the fiscal year ended December 31, 1997 and the six months ended June 30, 1998. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

                 MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARY
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 1998

                                                                                                                Unaudited
                                                                       The London       Pro Forma               Pro Forma
                                                       Medialink         Bureau         Adjustments              Combined
                                                       ---------       ----------       -----------             ---------
Current Assets:

     Cash and cash equivalents                       $ 11,024,352       $ 157,911      $ (1,741,971) (a)        $ 9,440,292
     Accounts Receivable, net                           9,471,273         359,817                                 9,831,090
     Prepaid expenses and
       other current assets                             1,167,270         121,965                                 1,289,235
     Deferred tax assets                                  147,000               -                                   147,000
                                                ----------------------------------------------------------------------------
         Total Current Assets                          21,809,895         639,693        (1,741,971)             20,707,617

Property and equipment, net                             2,036,342         114,758                                 2,151,100
Goodwill, customer list and
  other intangibles, net                                7,088,462               -                                 7,088,462
Goodwill and other intangibles
  arising from Acquisition                                      -               -         2,197,240  (a)          2,197,240
Deferred tax assets                                       310,000               -                                   310,000
Other assets                                              351,134               -                                   351,134
                                                ============================================================================
          Total Assets                               $ 31,595,833       $ 754,451         $ 455,269            $ 32,805,553
                                                ============================================================================

Current Liabilities:
     Current portion of long-term debt                  $ 122,651                                                 $ 122,651
     Accounts payable                                   2,972,225          40,229                                 3,012,454
     Accrued expenses and other
       current liabilities                              3,099,122         475,534                                 3,574,656
     Income taxes payable                               1,082,539          66,957                                 1,149,496
                                                ----------------------------------------------------------------------------
         Total current liabilities                      7,276,537         582,720                 -               7,859,257
Long-term debt, net of current portion                    405,153                                                   405,153
                                                ----------------------------------------------------------------------------
         Total Liabilities                              7,681,690         582,720                 -               8,264,410
                                                ----------------------------------------------------------------------------

Stockholders' Equity                                   23,914,143         171,731          (171,731) (a)         24,541,143
                                                                                            627,000  (a)
         Total Liabilities and Stockholders'
                                                ============================================================================
            Equity                                   $ 31,595,833       $ 754,451         $ 455,269            $ 32,805,553
                                                ============================================================================

                 MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARY
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                          For the Year Ended
                                                December 31, 1997        March 31, 1998
                                                                                                                       Unaudited
                                                                           The London           Pro Forma              Pro Forma
                                                    Medialink                Bureau            Adjustments              Combined
                                                    ---------              ----------          -----------             ---------
Revenues                                         $ 26,776,838             $ 1,848,054                                 $28,624,892

Direct Costs                                       10,198,862                 505,142                                  10,704,004
----------------------------------------------------------------------------------------------------------------------------------

     Gross Profit                                  16,577,976               1,342,912                                  17,920,888

General and Administrative Expenses                13,264,282                 975,991        $ 220,382  (1)            14,460,655
----------------------------------------------------------------------------------------------------------------------------------

     Operating Income                               3,313,694                 366,921         (220,382)                 3,460,233

Interest Income, net                                  438,042                   6,606          (87,099) (2)               357,549
----------------------------------------------------------------------------------------------------------------------------------

     Income Before Income Taxes                     3,751,736                 373,527         (307,481)                 3,817,782

Provision for Income Taxes                          1,377,214                  72,505         (126,067) (3)             1,323,652

==================================================================================================================================
      Net Income                                  $ 2,374,522               $ 301,022        $(181,414)               $ 2,494,130
==================================================================================================================================

 Diluted Earnings Per Share                            $ 0.44                                                              $ 0.46
==================================================================================================================================

                 MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARY
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


                                                                                                                Unaudited
                                                                        The London        Pro Forma             Pro Forma
                                                          Medialink       Bureau         Adjustments             Combined
                                                          ---------     ----------       -----------            ---------

Revenues                                                $ 20,365,745    $ 1,067,109                           $ 21,432,854

Direct Costs                                               8,434,919        304,803                              8,739,722
---------------------------------------------------------------------------------------------------------------------------

     Gross Profit                                         11,930,826        762,306                             12,693,132

General and Administrative Expenses                        9,420,780        717,758        $ 110,191  (1)       10,248,729
---------------------------------------------------------------------------------------------------------------------------

     Operating Income                                      2,510,046         44,548         (110,191)            2,444,403

Interest Income, net                                         225,042          4,708          (43,549) (2)          186,201
---------------------------------------------------------------------------------------------------------------------------

     Income Before Income Taxes                            2,735,088         49,256         (153,740)            2,630,604

Provision for Income Taxes                                 1,090,000         20,034          (63,034) (3)        1,047,000

===========================================================================================================================
      Net Income                                         $ 1,645,088       $ 29,222        $ (90,706)          $ 1,583,604
===========================================================================================================================

 Diluted Earnings Per Share                                      $ 0.29                                                $ 0.28
===========================================================================================================================

                 MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARY
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined balance sheet reflects the following pro forma adjustment:

(a) Reflects the acquisition of The London Bureau for an initial purchase price of approximately $1.02 million, plus acquisition costs, paid in cash and the issuance of 31,206 shares of Medialink's common stock valued at approximately $627,000 and approximately $485,000 paid in cash for covenants not to compete to two of the shareholders of The London Bureau.

The unaudited pro forma condensed combined statements of operations reflect the following pro forma adjustments:

(1) Reflects the amortization of goodwill and the covenants not to compete arising from the acquisition.

(2) Reflects a reduction in interest income resulting from cash used in the acquisition of The London Bureau

(3) Reflects the tax effect to the pro-forma adjustments at Medialink's effective tax rate.

                                EXHIBIT INDEX



      Exhibit Number      Description
      --------------    ------------------------------------------

      2.1                 Share Purchase Agreement by and among
                          Medialink and the Shareholders

      28.1                Deed of Covenant by and between
                          Medialink and Stuart Maister

      28.2                Deed of Covenant by and between
                          Medialink and Alan M. Greenberg

      28.3                Executive Service Agreement by and
                          between Medialink and Stuart Maister

      28.4                Deed of Tax Covenant by and between
                          Medialink and the Shareholders